FIRST AMERICAN FUNDS, INC.

Statement of Additional Information

October 14, 2016

(As supplemented October 17, 2016)

Money Market Funds

Share Classes/Ticker Symbols
Fund	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z
Government Obligations Fund	FAAXX	FGDXX	--	--	FVIXX	FGXXX	FGVXX	FGZXX
Institutional Prime Obligations Fund	FIVXX	FPDXX	--	FIUXX	FPIXX	FAXXX	FAIXX	FPZXX
Retail Prime Obligations Fund	FAPXX	--	--	FEIXX	FPUXX	FXRXX	FYRXX	FZRXX
Retail Tax Free Obligations Fund	FTAXX	--	--	--	FHIXX	--	FFCXX	FTZXX
Treasury Obligations Fund	FATXX	FTDXX	STSXX	--	FLIXX	FXFXX	FOCXX	FUZXX
U.S. Treasury Money Market Fund	FOEXX	FODXX	--	--	FUIXX	--	FOYXX	FOZXX

This Statement of Additional Information (“SAI”) relates to Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund (each a “Fund” and collectively, the “Funds”), each of which is a series of First American Funds, Inc. (“FAF”). This SAI is not a prospectus, but should be read in conjunction with the Funds’ current Prospectuses dated October 14, 2016. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2016 are incorporated by reference into this SAI. This SAI is incorporated into the Funds’ Prospectuses by reference. To obtain copies of Prospectuses or the Funds’ Annual Report at no charge, write the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, WI 53202, call Investor Services at 800 677-3863, or visit the Funds’ website at www.firstamericanfunds.com. Please retain this SAI for future reference.

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General Information

FAF was incorporated in the State of Minnesota under the name “First American Money Fund, Inc.” on October 29, 1981. FAF’s board of directors (the “Board”) and shareholders, at meetings held December 6, 1989 and January 18, 1990, respectively, approved amendments to the Articles of Incorporation providing that the name “First American Money Fund, Inc.” be changed to “First American Funds, Inc.”

As set forth in the Prospectuses, FAF is organized as a series fund, and currently issues its shares in six series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAF to which this SAI relates are named on the cover.

Shareholders may purchase shares of each Fund through separate classes. Institutional Prime Obligations offers its shares in seven classes: Class A, Class D, Class T, Class V, Class X, Class Y, and Class Z shares. Retail Prime Obligations Fund offers its shares in six classes: Class A, Class T, Class V, Class X, Class Y, and Class Z shares. Treasury Obligations Fund offers its shares in seven classes: Class A, Class D, Class G, Class V, Class X, Class Y, and Class Z shares. Government Obligations Fund offers its shares in six classes: Class A, Class D, Class V, Class X, Class Y, and Class Z shares. U.S. Treasury Money Market Fund offers its shares in five classes: Class A, Class D, Class V, Class Y, and Class Z shares. Retail Tax Free Obligations Fund offers its shares in four classes: Class A, Class V, Class Y, and Class Z shares. Prior to December 1, 2003, the Class A shares were named “Class S” shares. Prior to October 14, 2016, Institutional Prime Obligations Fund was named “Prime Obligations Fund”, Retail Tax Free Obligations Fund was named “Tax Free Obligations Fund”, the Class G shares were named “Reserve Class” shares, the Class T shares were named “Class I” shares, and the Class V shares were named “Institutional Investor” shares. The different classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of each Fund represents an equal proportionate interest in that Fund. Each of the Funds is an open-end diversified management investment company.

FAF has prepared and will provide a separate Prospectus relating to the Class A shares, the Class D shares, the Class G shares, the Class T shares, the Class V shares, the Class X shares, the Class Y shares, the Class Z shares of the Funds. These Prospectuses can be obtained at no charge by writing Quasar Distributors, LLC at 615 East Michigan Street, Milwaukee, WI 53202, by calling First American Funds Investor Services at 800 677-3863, or by visiting the Funds’ website at www.firstamericanfunds.com.

The Bylaws of FAF provide that meetings of shareholders be held only with such frequency as required under Minnesota law and the 1940 Act. Minnesota corporation law requires only that the Board convene shareholders’ meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of FAF may demand a regular meeting of shareholders by written notice given to the President or Treasurer of FAF. Within 30 days after receipt of the demand, the Board shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of FAF. In addition, the 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

This SAI may also refer to Mount Vernon Securities Lending Trust (the “Mount Vernon Trust”), an affiliated investment company. The Funds and Mount Vernon Trust are collectively referred to hereafter as the “Fund Complex.”

Investment Restrictions

Each Fund is classified under the 1940 Act as a diversified series of an open-end management investment company. This classification cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The 1940 Act currently restricts each Fund, with respect to 75% of its total assets, from investing more than 5% of the value of its total assets in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, securities of other investment companies, and cash and cash items (including receivables).

In addition to the investment objective and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Fund Investments” below, the Funds are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act.

Fundamental Investment Restrictions

None of the Funds will:

1.	Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and its political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4.	Invest for the primary purpose of control or management.

5.	Purchase physical commodities or contracts relating to physical commodities.

6.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the U.S. Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on market value at the time of purchase, were invested in that industry. The Funds’ concentration policy permits investment, without limit, in obligations of domestic commercial banks issued by (i) U.S. banks and (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks). For purposes of applying the limitation set forth in number 1 above, obligations of domestic commercial banks include fixed and variable rate certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations issued by such domestic commercial banks (not including commercial paper issued by such banks), as described under “Additional Information Concerning Fund Investments – Obligations of Banks and Other Financial Services Companies.” To the extent that such investments are consistent with a Fund’s investment objective and policies, the Fund may concentrate in such instruments when, in the opinion of the Advisor, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry. As of the date of this SAI, it is anticipated that only Institutional Prime Obligations Fund and Retail Prime Obligations Fund will rely on this provision with respect to each such Fund’s respective policy to concentrate its investments, under normal market conditions, in the banking industry. Institutional Prime Obligations Fund and Retail Prime Obligations Fund each have a fundamental investment policy to concentrate their investments in the banking industry. Therefore, under normal market conditions, each Fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. Each Fund may, however, invest 25% or less of its total assets in this industry as a temporary defensive measure. This fundamental investment policy may not be changed with respect to either Fund without approval of a majority of the outstanding shares of such Fund as defined in the 1940 Act. Because Government Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund invest solely in U.S. government securities, U.S. Treasury obligations, or repurchase agreements secured by such securities, these funds will not invest in any industry. Because Retail Tax Free Obligations Fund invests at least 80% of its total assets in municipal securities, the fund will not have its investments concentrated in any industry. Retail Tax Free Obligations Fund’s policy to invest at least 80% of its total assets in municipal securities is a fundamental investment policy and may not be changed without approval of a majority of the outstanding shares of the Fund as defined in the 1940 Act. For purposes of each Fund’s concentration limitation discussed above, with respect to any investment in another money market fund, the Fund looks through to the holdings of such underlying money market fund.

For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, when a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid a violation of Section 18(f), a Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Funds currently do not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 of the 1940 Act (“Rule 2a-7”) (as discussed below under “Additional Restrictions”) would be deemed to be loans.

Non-Fundamental Investment Restrictions

The following restrictions are non-fundamental and may be changed by the Board without a shareholder vote.

The Funds will not:

1.	Sell securities short.

2.	Borrow money in an amount exceeding 10% of a Fund’s total assets. The Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

3.	Invest more than 5% of their total assets in illiquid securities.

Additional Restrictions

The Funds may not invest in obligations of any affiliate of U.S. Bancorp, including U.S. Bank National Association (“U.S. Bank”).

FAF has received an exemptive order (Investment Company Act Release No. 22589 dated March 28, 1997) from the SEC under which short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by U.S. Bancorp Asset Management, Inc. (“USBAM” or the “Advisor”). U.S. Treasury Money Market Fund will not invest in repurchase agreements.

FAF has also received an exemptive order (Investment Company Act Release No. 25526 dated April 15, 2002) from the SEC which permits the Funds to participate in an interfund lending program pursuant to which the Funds and other funds advised by the Advisor may lend money directly to each other for emergency or temporary purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders because they rarely need to borrow cash to meet redemptions). The duration of any loans made under the interfund lending program will be limited to the time required to receive payment for the securities sold, but in no event more than 7 days. All loans will be callable by the lending Fund on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds.

The Funds are subject to the investment restrictions of Rule 2a-7 in addition to other policies and restrictions discussed herein. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each Fund be limited to U.S. dollar-denominated investments that (a) present “minimal credit risk” and (b) are at the time of acquisition “Eligible Securities.” Eligible Securities are securities (i) with remaining maturities of 397 calendar days or less that the Board or its delegee determines presents minimal credit risks to the Fund, which determination must include an analysis of the capacity of a security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations. Such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (a) financial condition, (b) sources of liquidity, (c) ability to react to future market-wide and issuer- or guarantor- specific events, including the ability to repay debt in a highly adverse situations; and (d) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and the issuer or guarantor’s competitive position within its industry; (ii) that are issues by a registered investment company that is a money market fund; or (iii) that is a government security. The Advisor, pursuant to delegation by the Board, is responsible for determining that the Funds’ investments present only “minimal credit risk” and are Eligible Securities. Such determinations are subject to the oversight of, and are made pursuant to written guidelines and procedures established by, the Board.

Rule 2a-7 requires, among other things, that each Fund may not invest, other than in U.S. “Government Securities” (as defined in the 1940 Act), more than 5% of its total assets in securities issued by the issuer of the security. Each Fund must comply with weekly liquidity standards that require a Fund to hold at least 30% of its total assets in cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, or securities convertible into cash within five business days. Each Fund, other than Retail Tax Free Obligations Fund, must also comply with daily liquidity standards that require a Fund to hold at least 10% of its total assets in cash, direct obligations of the U.S. Government, or securities convertible into cash within one business day. Each Fund is limited to investing no more than 5% of its total assets in illiquid securities.

As required by current SEC regulations, under normal market conditions, Government Obligations Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including repurchase agreements secured by U.S. government securities; Treasury Obligations Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, including repurchase agreements secured by U.S. Treasury obligations; U.S. Treasury Money Market Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations; and Retail Tax Free Obligations Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Government Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund will each provide shareholders with at least 60 days advance notice before changing these policies. Retail Tax Free Obligations Fund also has a fundamental investment policy to invest at least 80% of its total assets in municipal securities, which may not be changed without approval of a majority of the outstanding shares of the Fund as defined in the 1940 Act. For purposes of each Fund’s policy, with respect to any investment in another money market fund, the Fund looks through to the holdings of such underlying money market fund.

Additional Information Concerning Fund Investments

The principal investment strategies of the Funds are set forth in the Funds’ current Prospectuses under “Fund Summaries.” This section describes in additional detail certain of the Funds’ principal investment strategies and other non-principal investment strategies. The Funds have attempted to identify investment strategies that will be employed in pursuing their investment objectives. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation referred to in this SAI or in the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation except in the case of the limitations on illiquid investments and borrowing from banks.

The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities. These other securities may have less stability of principal, be less liquid, and fluctuate more in value than the securities in which the Funds invest. All securities in each Fund’s portfolio are purchased with and payable in U.S. dollars.

Asset-Backed Securities

Institutional Prime Obligations Fund and Retail Prime Obligations Fund may invest in asset-backed securities, including asset-backed commercial paper, as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Commercial Paper and Rule 144A Securities

Institutional Prime Obligations Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund may invest in commercial paper as a principal investment strategy. Commercial paper refers to short-term, unsecured promissory notes issued by corporations or other entities to finance short-term credit needs. Institutional Prime Obligations Fund and Retail Prime Obligations Fund may also purchase asset-backed commercial paper (“ABCP”), which is a form of commercial paper that is backed by assets such as real estate, trade receivables, credit card loans, auto loans and other commercial assets. ABCP is typically sponsored by a commercial bank or other financial institution. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Such securities, if they meet the criteria for liquidity established by the Board, will be considered liquid. Consequently, Institutional Prime Obligations Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund do not intend to subject such securities to the 5% limitation applicable to investments in illiquid securities.

The commercial paper in which Institutional Prime Obligations Fund and Retail Prime Obligations Fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933. Because the secondary market for Rule 144A securities is generally limited to qualified institutional buyers, there may be times when the trading market for a particular Rule 144A security held by a Fund may be limited and will be considered illiquid. In such event, the Advisor will consider appropriate remedies to minimize the effect on the Fund’s liquidity.

Credit Enhancement Agreements

Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, and Retail Tax Free Obligations Fund, as a non-principal investment strategy, may separately arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, “Guarantees”) for the purpose of further securing the payment of principal and/or interest on such Funds’ investment securities. Although each investment security, at the time it is purchased, must meet such Funds’ creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, “Guarantors”) when the Advisor, through yield and credit analysis, deems that credit enhancement of certain securities is advisable. As a non-fundamental policy, under normal market conditions, Institutional Prime Obligations Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of such Fund’s total assets.

Foreign Securities

Institutional Prime Obligations Fund and Retail Prime Obligations Fund may invest as a principal investment strategy in dollar-denominated obligations of U.S. branches of foreign banks, foreign branches of domestic banks, foreign banks, and foreign corporations. In addition, the obligations in which Retail Tax Free Obligations Fund invests may be guaranteed by, or backed by letters of credit issued by, foreign banks or corporations.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign bank or company than about a U.S. domiciled bank or company. Foreign banks and companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic banks and companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Various provisions of federal law governing the establishment and operation of domestic branches of foreign banks do not apply to foreign branches of domestic banks. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Funding Agreements

Institutional Prime Obligations Fund and Retail Prime Obligations Fund may invest in funding agreements as a non-principal investment strategy. Funding agreements are contracts issued by insurance companies that guarantee a return of principal plus some amount of interest. Funding agreements purchased by Institutional Prime Obligations Fund and Retail Prime Obligations Fund will typically be short-term and provide an adjustable rate of interest. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund. Generally, there is no active secondary market in short-term funding agreements. Consequently, short-term funding agreements may be considered by the Fund to be illiquid investments and therefore subject to the Fund’s non-fundamental policy limiting investments in illiquid securities to not more than 5% of total assets.

Lending of Portfolio Securities

In order to generate additional income, each of the Funds, other than U.S. Treasury Money Market Fund, may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Only Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, and Treasury Obligations Fund do so as a principal investment strategy. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from a shareholder’s gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned at the inception of each loan. Collateral is marked to market daily. When a Fund lends portfolio securities, it continues to be entitled to the interest payable on the loaned securities and, in addition, receives interest on the amount of the loan at a rate negotiated with the borrower. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to U.S. Bank) in connection with these loans.

U.S. Bank acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees up to 20% of each Fund’s net income from securities lending transactions and pays half of such fees to USBAM for certain securities lending services provided by USBAM. This may create a financial incentive for USBAM to increase its securities lending revenue by lending out as many portfolio securities as possible. To safeguard against this potential conflict of interest, the Board has adopted procedures designed to ensure that the fee arrangement and the other terms governing the relationship between each Fund and U.S. Bank, acting as securities lending agent for the Fund, are fair.

Letters of Credit

Certain of the debt obligations (including certificates of participation, variable rate demand notes, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit, or other form of credit or liquidity support, of a bank, savings and loan association or insurance company which assumes the obligation for payment and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Loan Participations

Institutional Prime Obligations Fund and Retail Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest (for example, the Fund) generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. If Institutional Prime Obligations Fund or Retail Prime Obligations Fund invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Advisor to be liquid investments. If Institutional Prime Obligations Fund or Retail Prime Obligations Fund invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Advisor to be illiquid investments and therefore subject to the Fund’s 5% limitation on investments in illiquid securities.

Money Market Funds

Each of the Funds may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the investing Fund. U.S. Treasury Money Market Fund invests in the securities of other money market funds as a principal investment strategy. The other Funds may do so as a non-principal investment strategy. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Funds may invest include other money market funds advised by the Advisor.

Municipal Securities

Retail Tax Free Obligations Fund invests primarily in municipal securities. Institutional Prime Obligations Fund and Retail Prime Obligations Fund may also invest in municipal securities as a principal investment strategy. Municipal securities include municipal bonds and other debt securities issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” as used in this Section includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions.

Two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligation. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid solely out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

The Funds’ investments in municipal bonds and other debt obligations that are purchased from financial institutions such as commercial and investment banks, savings associations and insurance companies may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.

In addition, the Funds may invest in other federal income tax-free securities such as (i) tax anticipation notes (“TANs”) and revenue anticipation notes (“RANs”) issued to finance working capital needs in anticipation of receiving taxes or other revenues, (ii) bond anticipation notes (“BANs”) that are intended to be refinanced through a later issuance of longer-term bonds, (iii) variable and floating rate obligations including variable rate demand notes, described below under “—Variable and Floating Rate Instruments,” (iv) tender option bonds, and (v) participation, trust and partnership interests in any of the foregoing obligations. The obligations of TANs, RANs, and BANs are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates. The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index. The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses. In selecting tender option bonds, the Advisor may consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option, among other factors. In certain instances, the tender option may be terminated.

Retail Tax Free Obligations Fund may also invest up to 20% of its total assets in municipal securities, the interest on which is treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the alternative minimum tax.

Obligations of Banks and Other Financial Services Companies

As noted in the Prospectuses, Institutional Prime Obligations Fund and Retail Prime Obligations Fund invest as a principal investment strategy in U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million, including fixed and variable rate certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Bank obligations in which each Fund invests may include uninsured, direct obligations, bearing fixed, floating or variable interest rates. Each Fund may also invest in securities issued by other financial services companies in various industries as a principal investment strategy. To the extent each Fund invests in securities issued by domestic and foreign banks and other financial services companies, the Fund’s performance will be susceptible to the risks associated with the banking and financial services sectors. These sectors are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sectors can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Put Options

Institutional Prime Obligations Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund, as a non-principal investment strategy, may purchase securities that provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a “put,” may be sold, transferred or assigned only with the underlying security or securities. A Fund may pay a higher price for a security with a put than would be paid for the same security without a put. The primary purpose of purchasing such securities with puts is to permit the Funds to be as fully invested as practicable in securities while at the same time providing the Funds with appropriate liquidity.

Repurchase Agreements

Each Fund other than U.S. Treasury Money Market Fund may engage in repurchase agreements as a principal investment strategy. A repurchase agreement involves the purchase by a Fund of securities with the agreement that, after a stated period of time, the original seller (the “counterparty”) will buy back the same securities (“collateral”) at a predetermined price or yield. Under normal market conditions, repurchase agreements permit the Funds to maintain liquidity and earn income over periods of time as short as overnight. Each Fund may enter into repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. In addition, for Institutional Prime Obligations Fund and Retail Prime Obligations Fund, collateral may include securities that the Funds are not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. Irrespective of the type of collateral underlying a repurchase agreement, a Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by an unaffiliated third-party custodian bank until the maturity of the repurchase agreement. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Repurchase agreements involve certain risks not associated with direct investments in securities. If the counterparty defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral will at all times be maintained in an amount at least equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. As noted above, Institutional Prime Obligations Fund and Retail Prime Obligations Fund may engage in repurchase agreement transactions that are collateralized by securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment grade corporate bonds and equity securities. These collateral securities may be less liquid or more volatile than others or less liquid and more volatile than the securities that the Fund is permitted to purchase directly, thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty’s default and potentially resulting in the Fund owning securities that it is not otherwise permitted to purchase. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed as to principal or interest by the U.S. Government, or agencies or instrumentalities of the U.S. Government. Making such investments is a principal investment strategy for each Fund other than Retail Tax Free Obligations Fund. These investments include direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, notes, and bills. These Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. In addition to Treasury securities, Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund may invest in securities, such as notes, bonds, and discount notes, which are issued or guaranteed by agencies of the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government. Except for U.S. Treasury securities, these U.S. Government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Advisor considers securities guaranteed by an irrevocable letter of credit issued by a government agency to be guaranteed by that agency.

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system, which are known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations. A Fund’s investments in STRIPS will be limited to components with maturities less than or equal to 397 days and the Funds will not actively trade such components.

Variable and Floating Rate Instruments

Certain of the obligations in which the Funds may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Interest rates on these securities are ordinarily tied to, and represent a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally affords less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Variable or floating rate obligations may be combined with a put or demand feature (e.g., variable rate demand obligations or notes) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. Variable or floating rate obligations with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of 397 calendar days in accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments that are not payable upon seven days’ notice and do not have an active trading market) that are acquired by a Fund are subject to the Fund’s percentage limitations regarding securities that are illiquid or not readily marketable. USBAM will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest and the ability of issuers to repay principal and interest.

When-Issued and Delayed Delivery Securities

Each Fund may purchase securities on a when-issued or delayed delivery basis, although none of the Funds do so as a principal investment strategy. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and no interest accrues to the Fund during the period prior to settlement. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds do not receive income from these securities until such securities are delivered. Each Fund will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. A Fund will not purchase securities on a when issued or delayed delivery basis if, as a result thereof, more than 15% of that Fund’s net assets would be so invested.

Zero-Coupon and Step-Up Coupon Securities

Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, and Retail Tax Free Obligations Fund may invest in zero-coupon securities and step-up coupon securities as a non-principal investment strategy. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay cash interest periodically.

Temporary Defensive Positions

For liquidity and to respond to unusual market conditions, each Fund may hold all or a significant portion of their total assets in cash for temporary defensive purposes. This may result in a lower yield and prevent the Funds from meeting their investment objectives.

Money Market Fund Material Events

On October 14, 2016, USBAM made a capital contribution to Institutional Prime Obligations Fund in the amount of $17,408.52. The contribution was made by USBAM in order to offset the Fund’s historical capital losses. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the U.S. Securities and Exchange Commission (the “Commission”). Any Form N-CR filing submitted by FAF is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

Portfolio Turnover

The Funds generally intend to hold their portfolio securities to maturity. In certain instances, however, a Fund may dispose of its portfolio securities prior to maturity when it appears such action will be in the best interest of the Fund because of changing money market conditions, redemption requests, or otherwise. A Fund may attempt to maximize the total return on its portfolio by trading to take advantage of changing money market conditions and trends or to take advantage of what are believed to be disparities in yield relationships between different money market instruments. Because each Fund invests in short-term securities and manages its portfolio as described above in “Investment Restrictions” and “Additional Information Concerning Fund Investments” and, as set forth in the “Fund Summaries” sections of the Funds’ Prospectuses, each Fund’s portfolio will turn over several times a year. Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because the transactional costs are small, the high turnover is not expected to materially affect net asset values or yields. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations.

Disclosure of Portfolio Holdings

Public Disclosure

In order to comply with Rule 2a-7, information concerning the Funds’ portfolio holdings, as well as their weighted average maturity and weighted average life, is posted on the Funds’ website (www.firstamericanfunds.com) typically five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, each Fund files more detailed portfolio information with the SEC on Form N-MFP no later than five business days after the end of each month, which becomes publicly available on the SEC’s website (www.sec.gov) 60 days after the end of the month to which the information pertains. Each Fund is also required to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within 60 days of the end of the relevant Fund’s fiscal quarter. A Fund may publish complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Each Fund’s portfolio holdings are also posted on the Funds’ website on a weekly basis, typically on the first business day of each week. This weekly information generally reflects holdings as of the previous Thursday and remains posted on the website until the next publication date. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds’ procedures regarding the disclosure of Undisclosed Holdings Information.

Nonpublic Disclosure

The Board has adopted policies and procedures (the “Disclosure Policies”), which prohibit the release of information concerning portfolio holdings, or information derived therefrom (“Undisclosed Holdings Information”), that has not been made public through SEC filings or the Funds’ website. Different exceptions to this prohibition may apply depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

Disclosure within the Advisor and Its Affiliates and to Fund Directors

Undisclosed Holdings Information is provided, or otherwise made available, on a daily basis (a) without prior approval, to individuals who are employed by the Advisor and who have a need to know the information, such as investment, compliance and treasury personnel, and (b) to individuals employed by affiliates of the Advisor who are not otherwise entitled to receive such information under “Disclosure to Fund Service Providers and Prospective Service Providers,” below, if (1) such individuals are subject to the Advisor’s Code of Ethics, or that of an affiliate, which imposes a duty not to trade on such information; and (2) the Funds’ Chief Compliance Officer (“CCO”) has determined that improper use of such information by such individuals is not likely to affect the Funds in any material respect.

Undisclosed Holdings Information also may be provided without prior approval to directors of the Funds and the directors’ service providers, such as counsel, as part of the materials for regular or special board of directors meetings.

Disclosure to Fund Service Providers and Prospective Service Providers

The Funds’ officers may authorize disclosure of Undisclosed Holdings Information to eligible service providers and prospective service providers where such service providers require the information in the normal course of business in order to provide services to the Funds, or in anticipation of providing such services in the future. Undisclosed Holdings Information is provided, or otherwise made available, to the Advisor (as described above), custodians, auditors, accounting service providers, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, financial printers, pricing services, companies that provide analytical or statistical information (including Factset Research Systems and Bloomberg LP), ratings and ranking agencies (including Morningstar, Lipper Analytical Services, Moody’s, and Standard & Poor’s Corporation), entities that provide trading, research and other investment-related services, information aggregators (including Crane Data and iMoneyNet), and financial intermediaries that include the Funds in their investment programs. The Undisclosed Holdings Information may be provided to eligible service providers as it is required, with any frequency and without any delay, provided that such organization has entered into a written agreement with the Funds, or the Funds’ authorized service providers, to maintain the information in confidence and to not use the information for any purpose other than the performance of its contractual responsibilities and duties.

Disclosure to Investors, Prospective Investors, and Investor Consultants

The Disclosure Policies provide that Undisclosed Holdings Information may be provided to individual and institutional investors, prospective investors, or investor consultants with the prior approval of the CCO in the specific instance. The CCO will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the CCO also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the CCO determines that there is a conflict of interest, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The CCO is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

Disclosure as Required by Applicable Law

Undisclosed Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

Disclosure of Limited Holdings

Portfolio managers, analysts and other personnel of the Advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the Funds’ website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund’s regular pricing services) or in connection with portfolio transactions.

No Compensation or Consideration

Neither the Funds, nor the Advisor or any affiliate, including the CCO or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

Chief Compliance Officer Reports to Fund Board

The CCO must provide a quarterly report to the Board addressing exceptions to these policies and procedures during the preceding quarter, if any.

Detective and Corrective Action

Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the CCO. The CCO shall recommend an appropriate sanction to be imposed by the individual’s supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

Designee of Chief Compliance Officer

In the event of the absence or unavailability of the CCO, all of the obligations of the CCO may be performed by the Advisor’s Chief Counsel.

*****

The following is a list of persons, other than the Advisor and its affiliates, that have been approved to receive Undisclosed Holdings Information concerning the Funds; however, certain persons may not receive such information concerning the Funds:

ADP Broker-Dealer, Inc.

American Financial Printing, Inc.

Aon Hewitt

Ashland Partners & Company LLP

Bank of America Merrill Lynch

Bank of Montreal

Bank of New York Mellon

Bank of Nova Scotia

Barclays Capital, Inc.

Bloomberg LP

BNP Paribas

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Ceridian Corporation

Charles Schwab & Co., Inc.

Comerica Bank

Country Financial

Crane Data

Credit Agricole Corporate & Investment Bank

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dorsey & Whitney LLP

Ernst & Young LLP

FactSet Research Systems

Fitch, Inc.

FT Interactive Data

Goldman Sachs & Co.

HSBC Bank PLC

HSBC Securities (USA), Inc.

iMoneyNet, Inc.

ING Financial Markets, LLC

Jefferies & Company, Inc.

J.P. Morgan Securities, LLC

KPMG LLP

Lipper Analytical Services

Markit

Merrill Lynch Pierce Fenner & Smith,

Inc.

Moody’s Investor Services

Morgan Stanley & Co.

Morningstar, Inc.

MS Securities Services, Inc.

Piper Jaffray & Co.

Pricing Direct

RBC Capital Markets Corporation

RBS Securities, Inc.

Ropes & Gray LLP

SG Americas Securities, LLC

Societe Generale NY

Standard & Poor’s Corporation /JJ

Kenny

Standard & Poor’s Rating Services

State Street Bank & Trust Co.

SunGard Institutional Brokerage, Inc.

SVB Asset Management

TD Securities (USA) LLC

Thomson Reuters LLC

UBS Securities, LLC

Vision Financial Markets LLC

Wells Fargo Bank, N.A.

Wells Fargo Investments, LLC

Directors and Executive Officers

Set forth below is information about the Directors and the officers of FAF. The Board consists entirely of Directors who are not “interested persons” of FAF, as that term is defined in the 1940 Act (“Independent Directors”).

Independent Directors

Name, Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years and Other Relevant Experience[1]	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David K. Baumgardner P.O. Box 1329 Minneapolis, MN 55440-1329 (1956)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since January 2016

CFO, Smyth Companies, LLC (commercial package printing) (1990 to present). Formerly, Certified Public Accountant at a large regional CPA firm (1978-1986). Independent Director, First American Fund Complex since 2016

				First American Funds Complex: 2 registered investment companies, including 8 portfolios	None

Mark E. Gaumond P.O. Box 1329 Minneapolis, MN 55440-1329 (1950)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since January 2016

Retired. Formerly, Senior Vice Chair (Americas), Ernst & Young LLP (2006-2010). Certified Public Accountant and member of the American Institute of Certified Public Accountants. Director, Fishers Island Development Corporation and the Walsh Park Benevolent Corporation. Former Director, Cliffs Natural Resources and The California Academy of Sciences. Independent Director, First American Fund Complex since 2016

				First American Funds Complex: 2 registered investment companies, including 8 portfolios	Director, Booz Allen Hamilton Holding Corporation (management and technology consulting); Director, Rayonier Advanced Materials, Inc. (materials manufacturer)

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since October 1997	Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Charterhouse Group, Inc., a private equity firm; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: 2 registered investment companies, including 8 portfolios	Diversified Real Asset Income Fund (investment company)

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Chair of FAF’s Board since January 2011; Director of FAF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer;	First American Funds Complex: 2 registered investment companies, including 8 portfolios	Diversified Real Asset Income Fund (investment company)

Name, Address, and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years and Other Relevant Experience[1]	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Director, First American Fund Complex since 1993

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; former Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001	First American Funds Complex: 2 registered investment companies, including 8 portfolios	Diversified Real Asset Income Fund (investment company)

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001	First American Funds Complex: 2 registered investment companies, including 8 portfolios	Diversified Real Asset Income Fund (investment company)

[1]	Includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which contributed to the conclusion that each Director should serve as a Director for FAF.

[2]	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

Executive Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall	President	Re-elected by the Board annually; President of FAF since June 2014; Vice	Chief Executive Officer and President, U.S. Bancorp Asset Management, Inc. since June 2014; Chief Operating Officer, U.S. Bancorp Asset Management, Inc. from August 2012 through June 2014; Head of Operations, Technology and Treasury, U.S. Bancorp

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Minneapolis, MN 55402 (1972) [1]		President of FAF from January 2011 through June 2014	Asset Management, Inc. from January 2011 through July 2012

James D. Palmer U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964) [1]	Vice President	Re-elected by the Board annually; Vice President of FAF since June 2014	Chief Investment Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Investments, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965) [1]	Treasurer	Re-elected by the Board annually; Treasurer of FAF since January 2011; Assistant Treasurer of FAF from September 2005 through December 2010	Head of Operations and Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since September 2014; Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. from January 2011 through September 2014

Brent G. Smith U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1981) [1]	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAF since September 2014	Assistant Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since September 2014; prior thereto, Senior Fund Accountant, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959) [1]	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAF since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc.

Gayle M. Kasmani U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1948) [1]	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAF since April 2015	Compliance Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967) [1]	Secretary	Re-elected by the Board annually; Secretary of FAF since January 2011; Assistant Secretary of FAF from June 2006 through December 2010 and from June 2003 through August 2004	Chief Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973) [1]	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAF since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc.

[1]	Messrs. Thole, Palmer, Smith, Ertel and Cloutier and Mses. Stevenson, Mayr and Kasmani are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for FAF.

Board Leadership Structure

The Board is responsible for overseeing generally the operation of the Funds. The Board has approved an investment advisory agreement with USBAM, as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the Board consists entirely of Independent Directors. The Directors also serve as trustees of the Mount Vernon Trust (collectively with the Funds, the “Fund Complex”). Taking into account the number, the diversity and the complexity of the funds overseen by the Directors and the aggregate amount of assets under management in the Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Directors, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of the Funds reflects its responsibility to oversee generally, rather than to manage, the operations of the Funds. The actual day-to-day risk management with respect to the Funds resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries at its regular meetings or otherwise regarding various risks. However, the Board relies upon the Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or USBAM, its affiliates or other service providers.

Standing Committees of the Board of Directors

There are currently two standing committees of the Board: Audit Committee and Governance Committee. References to the “Funds” in the committee descriptions below are to the Fund Complex. All committee members are Independent Directors.

	Committee Function	Committee Members	Number of Fund Complex Committee Meetings Held During FAF’s Fiscal Year Ended 8/31/16

Audit Committee	The purposes of the Committee are (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds’ financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds’ independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).	Roger A. Gibson (Chair) David K. Baumgardner[1] Mark E. Gaumond[1] Leonard W. Kedrowski Richard K. Riederer James M. Wade	3

	Committee Function	Committee Members	Number of Fund Complex Committee Meetings Held During FAF’s Fiscal Year Ended 8/31/16

Governance Committee	The Committee has responsibilities relating to (1) Board and Committee composition (including interviewing and recommending to the Board nominees for election as directors; reviewing the independence of all independent directors; reviewing Board composition to determine the appropriateness of adding individuals with different backgrounds or skills; reporting to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts; recommending a successor to the Board Chair when a vacancy occurs; consulting with the Board Chair on Committee assignments; and in anticipation of the Board’s request for shareholder approval of a slate of directors, recommending to the Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure (including, at least annually, reviewing each Committee’s structure and membership and reviewing each Committee’s charter and suggesting changes thereto); (3) director education (including developing an annual education calendar; monitoring independent director attendance at educational seminars and conferences; developing and conducting orientation sessions for new independent directors; and managing the Board’s education program in a cost-effective manner); and (4) governance practices (including reviewing and making recommendations regarding director compensation and director expenses; monitoring director investments in the Funds; monitoring compliance with director retirement policies; reviewing compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the Fund Complex; if requested, assisting the Board Chair in overseeing self-evaluation process; in collaboration with outside counsel, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties; reviewing applicable new industry reports and “best practices” as they are published; reviewing and recommending changes in Board governance policies, procedures and practices; reporting the Committee’s activities to the Board and making such recommendations; reviewing and, as appropriate, recommending that the Board make changes to the Committee’s charter).	Richard K. Riederer (Chair) David K. Baumgardner[1] Mark E. Gaumond[1] Roger A. Gibson Leonard W. Kedrowski James M. Wade	6

1 Messrs. Baumgardner and Gaumond were appointed to the Board effective January 1, 2016.

The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

Director Ownership of Securities of the Funds or Advisor

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in FAF, and (ii) each Director’s aggregate beneficial ownership in all funds within the Fund Complex, including in each case the value of fund shares elected by Directors in the Directors’ deferred compensation plan. The dollar range disclosed is based on the value of the securities as of December 31, 2015.

Directors
	Baumgardner[1]	Gaumond[1]	Gibson	Kedrowski	Riederer	Wade
Aggregate Holdings – Fund Complex	—	—	—	—	—	$1-$10,000
Government Obligations Fund	—	—	—	—	—	—
Institutional Prime Obligations Fund	—	—	—	—	—	$1-$10,000
Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	—	—	—	—	—	—
Treasury Obligations Fund	—	—	—	—	—	—
U.S. Treasury Money Market Fund	—	—	—	—	—	—

1 Messrs. Baumgardner and Gaumond were appointed to the Board effective January 1, 2016.

As of September 30, 2016, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

Director Qualifications

The Board has determined that each Director should continue to serve as such based on several factors (none of which alone is decisive). Each Director has served in their role as Director of the Funds since at least October 2006 with the exception of Messrs. Baumgardner and Gaumond who were appointed effective January 1, 2016. Each Director is knowledgeable or will become knowledgable regarding the Funds’ business and service provider arrangements. In addition, each Director other than Messrs. Baumgardner and Gaumond, has served for a number of years as a director of other funds in the Fund Complex, as indicated in the “Independent Directors” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, the Directors have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Director, which in each case contributed to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the “Independent Directors” table above.

Director Compensation

Effective January 1, 2016, FAF pays Directors who are not paid employees or affiliates of the Funds an annual retainer of $165,000 ($250,000 in the case of the Chair). The Audit Committee Chair receives an additional annual retainer of $15,000 and the Governance Committee Chair receives an additional annual retainer of $12,000. Prior to January 1, 2016, Directors were paid an annual retainer of $145,000 ($217,500 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each received an additional annual retainer of $11,250. Prior to Prior to January 1, 2015, Directors were paid an annual retainer of $120,000 ($198,750 in the case of the Chair). The Audit Committee Chair and the Governance Committee Chair each received an additional annual retainer of $11,250.

Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, Directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in FAF.

Prior to January 1, 2011, the Directors could elect to defer payment of up to 100% of the fees they received in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a Director could elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the Director under the Plan would be determined based on the performance of such investments. Effective January 1, 2011, the Directors may no longer defer payments under the Plan. The prior deferral of fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any Director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to Directors.

The following table sets forth information concerning aggregate compensation paid to each Director of FAF (i) by FAF (column 2), and (ii) by FAF (column 5) during the fiscal year ended August 31, 2016. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to Mount Vernon Trust, which is paid to Directors by USBAM. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal period.

Compensation during Fiscal Year Ended August 31, 2016

Name of Person, Position	Aggregate Compensation From Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Directors

David K. Baumgardner, Director[1]	$ 91,916	-0-	-0-	$ 91,916
Mark E. Gaumond, Director[1]	91,916	-0-	-0-	91,916
Roger A. Gibson, Director	143,439	-0-	-0-	143,439
Leonard W. Kedrowski, Chair	199,355	-0-	-0-	199,355
Richard K. Riederer, Director	141,767	-0-	-0-	141,767
James M. Wade, Director	131,975	-0-	-0-	131,975

1 Messrs. Baumgardner and Gaumond were appointed to the Board effective January 1, 2016.

Code of Ethics

FAF, USBAM, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the SEC.

Investment Advisory and Other Services for the Funds

Investment Advisor

USBAM, 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, the nation’s fifth-largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At June 30, 2016, U.S. Bancorp and its subsidiaries had consolidated assets of $421 billion, consolidated deposits of $300.4 billion and shareholders’ equity of $46.1 billion.

Pursuant to an Investment Advisory Agreement, dated January 20, 1995 (the “Advisory Agreement”), the Funds engaged U.S. Bank, through its First American Asset Management division (“FAAM”), to act as investment advisor for, and to manage the investment of, the series of FAF then in existence. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.10% of the Fund’s average daily net assets (before any waivers).

The Advisory Agreement requires the Advisor to arrange, if requested by FAF, for officers or employees of the Advisor to serve without compensation from the Funds as Directors, officers, or employees of FAF if duly elected to such positions by the shareholders or Directors of FAF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies, subject to review by the Board. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to the Board on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds’ investments and to discharge its duties as investment advisor of the Funds.

In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAF may have an obligation to indemnify its Directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

Prior to October 30, 2008, the Advisor had contractually agreed to waive fees and reimburse other fund expenses, so that total fund operating expenses (excluding fees paid for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds), as a percentage of average daily net assets, would not exceed certain amounts through October 31, 2009. Effective October 30, 2008, for Treasury Obligations Fund and December 22, 2008, for each other Fund, the Board approved the termination of these fee waivers and reimbursements. However, the Advisor agreed to waive or reimburse certain fees and expenses, and the Board approved the suspension or reduction of 12b-1 payments, as needed, in order to maintain a yield for each share class of each Fund of at least 0%. These waivers and reimbursements by the Advisor are voluntary and may be terminated at any time by the Advisor, unless otherwise set forth in the Prospectuses. In addition, with respect to such voluntary waivers or reimbursements, the Advisor may retain the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Advisor has contractually agreed to limit fund expenses, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed certain amounts through October 31, 2017.

The following table sets forth total advisory fees before and after contractual and/or voluntary waivers for the Funds for the fiscal years ended August 31, 2014, August 31, 2015 and August 31, 2016.

	Fiscal Year Ended August 31, 2014		Fiscal Year Ended August 31, 2015		Fiscal Year Ended August 31, 2016
Fund	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers	Advisory Fee Before Waivers	Advisory Fee After Waivers

Government Obligations Fund	$ 16,841,617	$ 12,766,728	$ 18,636,497	$ 17,137,706	$ 19,720,746	$ 19,720, 746

Institutional Prime Obligations Fund	10,489,443	10,489,443	11,515,874	11,515,874	10,296,332	10,296,332

Retail Prime Obligations Fund*	N/A	N/A	N/A	N/A	224,136	224,136

Retail Tax Free Obligations Fund	718,291	134,265	759,645	0	745,002	233,370

Treasury Obligations Fund	7,973,256	4,974,712	8,340,968	6,072,448	8,513,526	8,493,204

U.S. Treasury Money Market Fund	911,274	0	1,043,933	0	1,096,870	924,548

*Retail Prime Obligations Fund commenced operations on July 18, 2016.

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectuses and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that attract assets to the Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) pursuant to arrangements involving sales, distribution, shelf space, sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing a Fund on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First American Funds or that make First American Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the First American Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs, but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.47% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. U.S. Bank, N.A. and its affiliates are eligible to receive payments that exceed 0.47% of the average net assets of Fund shares attributable to U.S. Bank, N.A. or its affiliates on an annual basis.

Other Payments

From time to time, the Advisor and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on the Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in the Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

Certain affiliates of the Advisor and employees of the Advisor may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of September 30, 2016:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

Ameriprise Financial Services, Inc.

Bank of New York Mellon (The)

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Comerica Bank

Country Trust Bank

Digital Retirement Solutions, Inc.

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC / Fidelity Investments Institutional

Operations Company, Inc.

Goldman, Sachs & Co.

GWFS Equities, Inc.

Hartford Securities Distribution Company, Inc.

Hightower Securities, LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.M. Lummis Securities, Inc.

J.P. Morgan Securities, LLC

Janney Montgomery Scott LLC

LaSalle Bank National Association

Lincoln Retirement Services Company LLC / AMG Service Corp.

LPL Financial LLC

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Merriman Curhan Ford & Co.

Mid Atlantic Capital Corporation

MSCS Financial Services, LLC

My Treasury Limited

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

Pershing LLC

Piper Jaffray & Company

Principal Life Insurance Company

RBC Dain Rauscher, Inc.

Reliance Trust Company

Robert W. Baird & Co., Inc.

State Street Global Markets

SunGard Institutional Brokerage, Inc.

SVB Asset Management

TD Ameritrade Trust Company

TIAA-CREF Individual & Institutional Services, LLC

Treasury Curve, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

Union Bank, N.A.

VALIC Retirement Services Company

Wells Fargo Securities, LLC

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company

Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2016, are not reflected.

Administrator

U.S. Bancorp Asset Management, Inc. (the “Administrator”) serves as administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated as of July 1, 2006. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly. Such fees are equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.20% of the aggregate average daily Class A share net assets and 0.15% of the aggregate average daily net assets for all other share classes of the Funds up to $8 billion, 0.185% for Class A shares and 0.135% for all other share classes on the next $17 billion of aggregate average daily net assets, 0.17% for Class A shares and 0.12% for all other classes on the next $25 billion of aggregate average daily net assets, and 0.15% for Class A shares and 0.10% for all other classes of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various sub-administration services. USBFS is a wholly-owned subsidiary of U.S. Bancorp.

The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrator for the fiscal years ended August 31, 2014, August 31, 2015, and August 31, 2016:

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2016

Government Obligations Fund	$ 30,993	$ 938,108	$ 16,789,233

Institutional Prime Obligations Fund	5,493,468	8,300,565	11,094,297

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2016

Retail Prime Obligations Fund*	N/A	N/A	234,384

Retail Tax Free Obligations Fund	8,456	0	295,537

Treasury Obligations Fund	708	65,687	7,221,813

U.S. Treasury Money Market Fund	0	0	786,398

* Retail Prime Obligations Fund commenced operations on July 18, 2016.

Effective July 1, 2005, FAF entered into a Shareholder Service Plan and Agreement with USBAM, under which USBAM agreed to provide FAF, or enter into written agreements with other service providers pursuant to which the service providers will provide FAF, with non-distribution-related services to shareholders of Class A, Class D, Class G, Class T, and Class Y shares. The Shareholder Service Plan and Agreement was amended effective February 22, 2006, to add Class V shares.

In the Shareholder Services Plan and Agreement, USBAM agreed that the services provided thereunder will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay USBAM a fee at an annual rate of 0.25% of the average net asset value of the Class A, Class D, Class G, and Class Y shares, a fee at an annual rate of 0.20% of the average net asset value of the Class T shares, and a fee at an annual rate of 0.10% of the average net asset value of the Class V shares computed daily and paid monthly. During the fiscal years ended August 31, 2014, August 31, 2015, and August 31, 2016 the Funds paid to USBAM shareholder servicing fees, after waivers, in the following amounts:

Fiscal Year Ended August 31, 2014

	Class A	Class D	Class T	Class Y	Class G	Class V
Government Obligations Fund	--	--	N/A	--	N/A	--
Institutional Prime Obligations Fund	--	--	--	--	N/A	--
Retail Prime Obligations Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Retail Tax Free Obligations Fund	--	--	N/A	--	N/A	--
Treasury Obligations Fund	--	--	N/A	--	--	--
U.S. Treasury Money Market Fund	--	--	N/A	--	N/A	--

Fiscal Year Ended August 31, 2015

	Class A	Class D	Class T	Class Y	Class G	Class V
Government Obligations Fund	--	--	N/A	--	N/A	--
Institutional Prime Obligations Fund	--	--	--	--	N/A	--
Retail Prime Obligations Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Retail Tax Free Obligations Fund	--	--	N/A	--	N/A	--
Treasury Obligations Fund	--	--	N/A	--	--	--
U.S. Treasury Money Market Fund	--	--	N/A	--	N/A	--

Fiscal Year Ended August 31, 2016

	Class A	Class D	Class T	Class Y	Class G	Class V
Government Obligations Fund	$ 136,909	$ 3,263,067	N/A	$ 5,599,998	N/A	$ 819,298
Institutional Prime Obligations Fund	1,463,102	733,762	$ 814,045	4,937,988	N/A	161,251
Retail Prime Obligations Fund*	249,283	N/A	2	284,150	N/A	1
Retail Tax Free Obligations Fund	7,658	15,139	N/A	131,453	N/A	2,486
Treasury Obligations Fund	155,954	1,707,682	N/A	1,822,628	$ 87,234	379,147
U.S. Treasury Money Market Fund	--	9,624	N/A	59,075	N/A	7,945

*Retail Prime Obligations Fund commenced operations on July 18, 2016.

Transfer Agent

USBFS serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated June 30, 2016. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum per share class fee. These fees are charged to each Fund based on the number of accounts within the Fund. The Fund reimburses USBFS for out-of-pocket expenses incurred in providing transfer agent services.

During the fiscal years ended August 31, 2014, August 31, 2015, and August 31, 2016, the Funds paid to USBFS transfer agent fees in the following amounts:

	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2015	Fiscal Year Ended August 31, 2016

Government Obligations Fund	$108,000	$108,000	$115,500
Institutional Prime Obligations Fund	126,812	126,000	133,500
Retail Prime Obligations Fund*	N/A	N/A	7,812
Retail Tax Free Obligations Fund	108,000	108,000	108,000
Treasury Obligations Fund	126,000	126,000	133,500
U.S. Treasury Money Market Fund	108,000	108,000	108,000

*Retail Prime Obligations Fund commenced operations on July 18, 2016.

Distributor

Quasar Distributors, LLC serves as the distributor for the Funds’ shares pursuant to distribution agreements applicable to the various share classes. These agreements are referred to collectively as the “Distribution Agreements.” The Distributor is a wholly owned subsidiary of U.S. Bancorp.

Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Deposit Insurance Fund, which is administered by the FDIC.

Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The shares of the Funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the “Participating Institutions”) which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

Under the Distribution Agreements, the Funds pay the Distributor distribution and/or shareholder servicing fees in connection with Class A, Class D, and Class G shares. The Distributor receives no compensation for distribution or shareholder servicing of the Class T, Class V, Class X, Class Y, and Class Z shares.

The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board and by the vote of the majority of those Board members who are not interested persons of FAF and who have no direct or indirect financial interest in the operation of FAF’s Rule 12b-1 Plan or in any agreement related to such plans.

The Distributor received the following compensation from the Funds during the Funds’ most recent fiscal year ended August 31, 2016:

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Fiscal Year Ended August 31, 2016

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]

Government Obligations Fund	None	None	None	None

Institutional Prime Obligations Fund	None	None	None	663

Retail Prime Obligations Fund	None	None	None	266

Retail Tax Free Obligations Fund[2]	None	None	None	None

Treasury Obligations Fund	None	None	None	None

U.S. Treasury Money Market Fund	None	None	None	None

1	Primarily represents Rule 12b-1 fees paid to the Distributor as dealer of record on certain shareholder accounts under FAF’s Rule 12b-1 Distribution and Service Plan. Total fees paid by the Funds under FAF’s Rule 12b-1 Distribution and Service Plan are provided below.
2	Retail Prime Obligations Fund commenced operations on July 18, 2016.

FAF has also adopted Plans of Distribution with respect to the Class A, Class D, and Class G shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under Rule 12b-1. Each of the Plans is a “compensation-type” plan under which the Distributor is entitled to receive the fees payable regardless of whether its actual distribution expenses are more or less than the amount of the fees. The distribution fees under the Plans are used for the primary purpose of compensating broker-dealers for their sale of fund shares. The shareholder servicing fees payable under the Plans are used for the primary purpose of compensating third parties for their provision of services to Fund shareholders.

The Class A shares pay to the Distributor a distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class A shares. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class D shares of each Fund pay a distribution fee to the Distributor monthly at the annual rate of 0.15% of each Fund’s Class D share average daily net assets. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class D shares. This fee is calculated and paid each month based on average daily net assets of Class D shares of each Fund for that month.

The Class G shares pay to the Distributor a distribution fee at an annual rate of 0.50% of the average daily net assets of the Class G shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class G shares. This fee is calculated and paid each month based on average daily net assets of Class G shares of the Treasury Obligations Fund for that month.

The Plan recognizes that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs in connection with the distribution or shareholder servicing of Class A, Class D, and Class G shares of the Funds. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

As reflected in the following table, the Funds paid the following 12b-1 fees to the Distributor with respect to the Class A shares, Class D shares, and Class G shares of the Funds during the fiscal year ended August 31, 2016. The Board had previously approved the suspension or reduction of 12b-1 payments, as needed, in order to maintain a yield for each share class of each Fund of at least 0%. The table also describes the activities for which such payments, when made, are used. As noted above, no 12b-1 fees are paid with respect to Class T shares, Class V shares, Class X shares, Class Y shares, and Class Z shares.

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Fund	Total 12b-1 Fees Paid to Distributor	Amount Retained by Distributor[1]	Compensation Paid to Participating Intermediaries	Other

Government Obligations Fund
Class A	$ --	$ --	$ --	$ --
Class D	--	--	--	--

Institutional Prime Obligations Fund
Class A	--	--	--	--
Class D	663	663	--	--

Retail Prime Obligations Fund[2]
Class A	18,689	266	18,423	--

Retail Tax Free Obligations Fund
Class A	--	--	--	--
Class D	--	--	--	--

Treasury Obligations Fund
Class A	--	--	--	--
Class D	--	--	--	--
Class G	--	--	--	--

U.S. Treasury Money Market Fund
Class A	--	--	--	--
Class D	--	--	--	--

1	The amounts retained by the Distributor are used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.
2	Retail Prime Obligations Fund commenced operations on July 18, 2016.

Custodian and Independent Registered Public Accounting Firm

Custodian

U.S. Bank (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, acts as custodian of the Funds’ assets and portfolio securities pursuant to a Custodian Agreement between First Trust National Association (“First Trust”) and the Funds. First Trust’s rights and obligations under the Custodian Agreement were assigned to U.S. Bank pursuant to an Assignment and Assumption Agreement between First Trust and U.S. Bank. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The duties of the Custodian are limited to receiving and safeguarding the assets and securities of the Funds and to delivering or disposing of them pursuant to the Funds’ order.

As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board including a majority of the Directors who are not “interested persons” of FAF, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois, 60606, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

Proxy Voting

Because the Funds invest primarily in short-term debt obligations, the probability of the Funds or USBAM receiving a proxy request on behalf of the Funds is remote. Nonetheless, the Funds have adopted Proxy Voting

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Policies and Procedures that delegate the responsibility of voting proxies to USBAM. The Proxy Voting Policies and Procedures of the Funds are attached as Appendix A.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2016 is available, without charge and upon request, by calling 800 677-3863 and on the SEC’s website at www.sec.gov.

Portfolio Transactions

The Funds’ portfolios are almost exclusively composed of fixed income securities and most of the portfolio transactions are made directly with the issuer of the securities or with broker-dealers acting for their own account or as agents. A Fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or mark-up or mark-down, which is not disclosed separately.

The Advisor determines the broker-dealers with or through which the Funds’ securities transactions are executed. The primary consideration in placing a portfolio transaction with a particular broker-dealer is efficiency in executing orders and obtaining the most favorable net prices for the Fund under the circumstances of each particular transaction. More specifically, the Advisor considers the full range and quality of the services offered by a broker-dealer. The determination may include the competitiveness of price; access to desirable securities; willingness and ability to execute difficult or large transactions; value, nature, and quality of any brokerage and research products and services provided; financial responsibility (including willingness to commit capital) of the broker-dealer; ability to minimize market impact; maintenance of the confidentiality of orders; responsiveness of the broker-dealer to the Advisor; and ability to settle trades. For transactions where competitiveness of price is the determining factor, all other factors being equal, the Advisor will seek to obtain more than one offer or bid on purchases and sales of securities to the extent they are available. The Advisor may, however, select a dealer to effect a particular transaction without communicating with all dealers who might be able to effect such transaction because of the volatility of the market and the Advisor’s desire to accept a particular price for a security because the price offered by the dealer meets the Advisor’s guidelines for profit, yield, or both. While it is the Advisor’s policy to seek the most advantageous price on each transaction, there is no assurance it will be successful in doing so on every transaction.

When consistent with the best execution objectives described above, business may be placed with broker-dealers who furnish brokerage and research products and services to the Advisor. Such brokerage and research products and services would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy. The research products and services may allow the Advisor to supplement its own investment research activities and enable it to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. As a general matter, the brokerage and research products and services that the Advisor receives from broker-dealers are used to service all of the Advisor’s accounts. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions used to acquire the product or service.

The Advisor has not entered into any formal or informal agreements with any broker-dealers, and does not maintain any “formula” that must be followed in connection with the placement of the Funds’ portfolio transactions in exchange for brokerage and research products and services provided to the Advisor. The Advisor may, from time to time, maintain an informal list of broker-dealers that will be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide the Advisor with brokerage and research products and services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of broker-dealers (discussed above) has been

32

met, and, accordingly, substantial deviations from the list could occur. While it is not expected that any Fund will pay brokerage commissions, if it does, the Advisor would authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Funds.

Generally, the Advisor does not aggregate or “bunch” fixed income securities orders. The Advisor may, however, bunch orders in the same fixed income securities for all accounts, provided that no account is favored over any other participating account, in an effort to obtain best execution at the best price available. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each account is concerned. In other cases, however, the ability of the accounts to participate in volume transactions will produce better executions for each account. It is the Advisor’s policy to allocate investment opportunities among all accounts in a fair and equitable manner that does not systematically favor one account over any other, by providing buy and sell opportunities to all accounts.

No Fund effects brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board. Any transactions with an affiliated broker-dealer must be on terms that are both at least as favorable to the Fund as such Fund can obtain elsewhere and at least as favorable as such affiliated broker-dealer normally gives to others.

During their three most recent fiscal years ended August 31, the Funds paid no brokerage commissions to any brokers, including affiliated brokers. At August 31, 2016, the following Funds held securities of broker-dealers which are deemed to be “regular brokers or dealers” of the Funds under the 1940 Act (or of such broker-dealers’ parent companies) in the following amounts (in thousands) (Government Obligations Fund, Treasury Obligations Fund, Retail Tax Free Obligations Fund and U.S. Treasury Money Market Fund held no such securities):

	INSTITUTIONAL PRIME OBLIGATIONS FUND	RETAIL PRIME OBLIGATIONS FUND
Canadian Imperial Bank of Commerce (certificates of deposit)	$200,000	$30,000
HSBC Investment Bank (certificates of deposit)		10,002

Capital Stock

Each share of the Funds’ $.01 par value common stock is fully paid, non-assessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of the Funds has one vote. On some issues, such as the election of Directors, all shares of the Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of Directors are able to elect all of the Directors if they choose to do so. On issues affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class.

The Bylaws of FAF provide that annual shareholders’ meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

As of September 30, 2016, the Directors and officers of FAF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the persons set forth in the following table owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

33

	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z
GOVERNMENT OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	93.75%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					99.82%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787						72.72%

US BANK N A CUST FBO FIRST AMERICAN C/C ATTN: WILLY BLOOM 1555 N RIVERCENTER DR STE 302						24.67%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							83.17%

US BANK NA FBO INVESTMENT SWEEP ATTN: TINA EUMURIAN 800 NICOLLET AVE BC-MN-H18U MINNEAPOLIS MN 55402-7000							13.95%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								77.02%

HARE & CO ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1382								12.47%

INSTITUTIONAL PRIME OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	67.10%

PIPER JAFFRAY INC	22.76%

34

	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPERATIONS 800 NICOLLET MALL MINNEAPOLIS MN 55402

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	7.37%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787				97.55%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					99.97%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000						100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							97.07%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								91.08%

PIPER JAFFRAY INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPERATIONS 800 NICOLLET MALL MINNEAPOLIS MN 55402								5.09%

RETAIL PRIME OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	94.53%

BAND & CO C/O US BANK ATTN ACM DEPT	5.43%

35

	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z
PO BOX 1787 MILWAUKEE WI 53201-1787

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				100.00%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000					94.53%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					5.47%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787						94.15%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000						5.85%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							98.97%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								99.82%

RETAIL TAX FREE OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	60.33%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	36.51%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					100.00%

BAND & CO C/O US BANK ATTN ACM DEPT							99.95%

36

	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z
PO BOX 1787 MILWAUKEE WI 53201-1787

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								56.97%

FANDL & CO C/O FOLEY & LARDNER TRUST ACCOUNTING 777 E WISCONSIN AVE STE 3200 MILWAUKEE WI 53202-5367								43.03%

TREASURY OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	97.73%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100.00%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			63.65%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			36.35%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787						99.98%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							97.33%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								64.54%

U S BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300	22.06%

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	Class A	Class D	Class G	Class T	Class V	Class X	Class Y	Class Z

HARE & CO ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1382								9.56%

U.S. TREASURY MONEY MARKET FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	93.65%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	6.35%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					100.00%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							98.05%

CALHOUN & CO COMERICA BANK ATTN JAMES SEIBERT 411 W LAFAYETTE BLVD MC 3455 DETROIT, MI 48226-3120								95.40%

Net Asset Value and Public Offering Price

The public offering price of the shares of a Fund generally equals the Fund’s net asset value. The net asset value per share of a Fund is calculated on each day the Fund is open for business at the time indicated in the Fund’s Prospectus. The net asset value may be calculated early on any business day when the bond markets close early (typically on the business day preceding a Federal holiday). The Funds are generally open for business each day that the Federal Reserve Bank of New York (the “Federal Reserve”) is open, except as noted below. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. A Fund may close when the Federal Reserve is open and the NYSE is closed, such as Good Friday. On August 31, 2016, the net asset value per share for each Fund was calculated as set forth below.

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Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share

Government Obligations Fund
Class A	$ 199,472,292	199,471,959	$1.00
Class D	4,020,896,632	4,020,889,665	1.00
Class V	1,202,026,046	1,202,023,918	1.00
Class X	678,223,805	678,222,605	1.00
Class Y	7,393,766,191	7,393,753,923	1.00
Class Z	11,097,263,704	11,097,243,899	1.00

Institutional Prime Obligations Fund
Class A	635,687,759	635,689,511	1.00
Class D	310,822,903	310,823,892	1.00
Class T	431,631,730	431,632,982	1.00
Class V	184,678,239	184,678,721	1.00
Class X	10,011	10,011	1.00
Class Y	1,120,546,564	1,120,550,397	1.00
Class Z	3,012,019,848	3,012,028,588	1.00

Retail Prime Obligations Fund
Class A	831,018,352	831,018,352	1.00
Class T	6,930	6,930	1.00
Class V	10,001	10,001	1.00
Class X	N/A	N/A	N/A
Class Y	925,567,359	925,567,359	1.00
Class Z	48,334,875	48,334,875	1.00

Retail Tax Free Obligations Fund
Class A	42,973,948	42,971,793	1.00
Class V	1,701,892	1,701,786	1.00
Class Y	289,274,767	289,259,041	1.00
Class Z	62,762,837	62,759,575	1.00

Treasury Obligations Fund
Class A	274,236,850	274,237,607	1.00
Class D	1,970,955,336	1,970,960,391	1.00
Class G	109,328,514	109,328,807	1.00
Class V	556,817,262	556,818,713	1.00
Class X	67,257,587	67,257,770	1.00
Class Y	2,559,848,953	2,559,856,281	1.00
Class Z	4,125,252,180	4,125,264,358	1.00

U.S. Treasury Money Market Fund
Class A	90,778,698	90,769,969	1.00
Class D	94,275,337	94,266,299	1.00
Class V	32,434,796	32,431,603	1.00
Class Y	612,984,243	612,925,393	1.00
Class Z	409,805,962	409,764,611	1.00

Valuation of Portfolio Securities

With the exception of Institutional Prime Obligations Fund, the Funds’ portfolio securities are valued on the basis of the amortized cost method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

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With the exception of Institutional Prime Obligations Fund, the valuation of the Funds’ portfolio instruments based upon their amortized cost and the concomitant maintenance of each Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7, under which each Fund must adhere to certain conditions, including the conditions described above under “Investment Restrictions – Additional Restrictions.” With the exception of Institutional Prime Obligations Fund, it is the normal practice of the Funds to hold portfolio securities to maturity and realize par unless such sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. The Board must establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of each Fund other than Institutional Prime Obligations Fund to maintain a per share net asset value of $1.00. Such procedures will include review of each Fund’s portfolio holdings at such intervals as the Board may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board determines that a deviation which may have such a result exists, they will take such corrective action as they regard as necessary and appropriate.

Taxes

Each Fund intends to qualify and to elect to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

Each Fund expects to distribute net realized capital gains (if any) once each year, although it may distribute them more frequently if, for each Fund other than Institutional Prime Obligations Fund, it is necessary in order to maintain a Fund’s net asset value at $1.00 per share. Distributions of net investment income and net short-term capital gains are taxable to investors as ordinary income.

In the case of the Institutional Prime Obligations Fund, because the Fund is subject to a floating NAV, a sale of Fund shares may result in a capital gain or loss for you. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Capital losses in any year are deductible only to the extent of capital gains, plus, in the case of a non-corporate taxpayer, generally $3,000 of income. Certain other special tax rules may apply to your capital gains or losses on Fund shares.

The IRS has issued final regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund, including as a result of the imposition of a liquidity fee. Very generally, rather than realizing gain or loss upon each redemption of a share, a shareholder of a money market fund using such method of accounting will recognize gain or loss with respect to such a Fund’s shares for a given computation period (the shareholder’s taxable year or shorter period selected by the shareholder) equal to the value of all the Fund shares held by the shareholder on the last day of the computation period, less the value of all Fund shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in the Fund (generally, purchases minus redemptions) made during the computation period. Shareholders of a Fund are urged to consult their own tax advisors regarding their investment in the Fund.

Under the Code, each Fund is required to withhold 28% of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that (i) the social security number or taxpayer identification number supplied by them is correct and (ii) they are not subject to backup withholding because of previous under reporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.

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Special Considerations for Retail Tax Free Obligations Fund

Under the Code, interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as Retail Tax Free Obligations Fund, will not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of Retail Tax Free Obligations Fund even though not directly traceable to the purchase of such shares. Federal tax law also restricts the deductibility of other expenses allocable to shares of Retail Tax Free Obligations Fund.

For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for certain tax-exempt securities. Retail Tax Free Obligations Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in such tax-exempt securities which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if such tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Additional Information about Purchasing and Redeeming Shares

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the funds may be transferred to that state.

Additional Charges

Investment professionals or financial institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual investment professional or financial institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your investment professional or financial institution will provide you with specific information about any processing or service fee you will be charged.

Receipt of Orders by Financial Intermediaries

The Funds, other than Institutional Prime Obligations Fund, have authorized one or more Intermediaries to receive purchase and redemption orders on the Funds’ behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Except for Institutional Prime Obligations Fund, a Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order.

For Institutional Prime Obligations Fund, the Fund will be deemed to have received a purchase or redemption order once the order is accepted in proper form by the Fund’s transfer agent and the order will be priced at the Fund’s current NAV next determined after it is accepted by the transfer agent.

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Redeeming Shares By Telephone

A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Pursuant to instructions received from the financial institution, redemptions will be made by check, by wire transfer or, if available, by ACH transaction.

Shareholders who did not purchase their shares through a financial institution may redeem Fund shares by telephoning 800 677-3863. At the shareholder’s request, redemption proceeds will be paid by check and mailed to the shareholder’s address of record, or ACH (if available) or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. ACH and wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time a Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

Redeeming Shares By Mail

Shareholders may redeem Fund shares by sending a written request to their investment professional, their financial institution, or the Funds. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Funds, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Funds, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

•	a trust company or commercial bank, the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC;

•	a member firm of the New York, NYSE MKT, Boston, Midwest, or Pacific Stock Exchanges or the Financial Industry Regulatory Authority;

•	a savings bank or savings and loan association the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC; or

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

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The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redeeming Shares By Checking Account – Class A Shares Only

At the shareholder’s request, the Transfer Agent will establish a checking account for redeeming Fund shares for Government Obligations Fund, Treasury Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund and U.S. Treasury Money Market Fund. With a Fund checking account, shares may be redeemed simply by writing a check for $100 or more, unless your investment professional or financial institution requires a higher minimum. The redemption will be made at the net asset value next calculated after the Transfer Agent receives the request for payment on the check. A check may not be written to close an account. Checks should never be sent to the Transfer Agent to redeem shares. Copies of canceled checks are available upon request. A fee is charged for this service. For further information, contact the Funds.

Redemption Before Purchase Instruments Clear

When shares are purchased by check or with funds transferred through the Automated Clearing House, the proceeds of redemption of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to 15 calendar days from the purchase date.

Exchanging Shares among Fund Families

The Funds are offered as money market exchange vehicles for certain other mutual fund families that have entered into agreements with the Funds’ distributor or transfer agent. If you are using one of the Funds as such an exchange vehicle, you may exchange your shares only for shares of the funds in that other mutual fund family; you may not exchange your shares for shares of another Fund. You may be assessed certain transactional or service fees by your original mutual fund family in connection with any such exchange. In addition, you may be subject to the CDSC schedules, if any, of such fund family.

Research Requests

The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

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Financial Statements

The financial statements of FAF included in its Annual Report to shareholders for the fiscal period ended August 31, 2016, are incorporated herein by reference.

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Proxy Voting - Fund

First American Funds

Effective Date: 10/4/2016

Regulatory Highlights

Registered investment management companies are required to provide disclosure about how they vote proxies relating to portfolio securities they hold and to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities. They are also required to file with the SEC and to make available to shareholders the specific proxy votes that they cast in shareholder meetings of issuers of portfolio securities.

An investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Regulatory Requirements

•	Release Nos. 33-8188, 34-47304, IC-25922: Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies

•	Company Act: Rule 30b1-4

Entities Affected

First American Funds

Policy Specific Terms (Refer to glossary for standard terms used)

Institutional Advisory Clients	All clients other than the Money Market Funds whose portfolios are managed by USBAM pursuant to an investment management agreement.

Policy Objective Statement

The objective of this policy is to ensure that proxies voted on behalf of the Funds were voted in a manner consistent with the best interests of the Funds and their shareholders.

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

Proxy Voting

•	When a Fund proxy is received, the vote will be directed by the Chief Investment Officer.

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Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the Chief Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

-	Abstaining from voting; or

-	Voting in proportion to the other shareholders to the extent this can be determined.

-	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	Employees must notify the CCO of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The CCO, or their designee, will investigate allegations of improper influence and will report the findings to the Chief Executive Officer and the Chief Counsel.

•	To ensure USBAM has met its fiduciary duty to the Funds, the Chief Investment Officer will certify quarterly that:

-	There were no proxies received for the Funds during the quarter; or,

-	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

-	If proxies were received and voted against management recommendation, then the certification will require documentation of the reasons for voting against management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

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Proxy Voting for Funds Participating in Securities Lending

Certain Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio managers and/or credit analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the portfolio manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

Review and Reports

Detective Control Procedures

•	The Chief Counsel will review votes cast on behalf of portfolio securities held by the Funds, report on the results of such review to the Board at each of their regularly scheduled meetings.

Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, USBAM shall disclose in the Funds’ registration statement that shareholders can receive, on request, the voting records for the Funds by calling a toll free number.

•	The Funds’ proxy voting policy and procedures will also be made available to the public in the Funds’ registration statement which is available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number.

Policy Owner

•	Compliance Manager

Responsible Parties

•	Operations

•	IPC

•	Compliance

•	Investments

•	Legal

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Related Policies

•	Recordkeeping & Retention

Related Disclosures

•	Form N-PX

•	Registration Statement

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Glossary of Standard Terms

Advisor or USBAM	U.S. Bancorp Asset Management, Inc.
Board	First American Funds, Inc. Board of Directors
CCO	Chief Compliance Officer
Company Act	Investment Company Act of 1940
Compliance	USBAM Compliance
CRIMS	Charles River Investment Management System
Employee(s)	Includes USBAM permanent employees and temporary or contract employees whose assignments exceed four weeks in a 12 month period.
Exchange Act	Securities Exchange Act of 1934
FINRA	Financial Industry Regulatory Authority
First American Funds, Funds or	Each series of First American Funds, Inc. whether
Money Market Funds	now existing or organized in the future.
ICCC	Internal Compliance Controls Committee
IPC	Investment Practices Committee
Legal or Legal Department	USBAM Legal
NAV	Net asset value
Quasar	Quasar Distributors, LLC – First American Funds, Inc. FINRA member distributor
SAI	Statement of Additional Information
SEC or Commission	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933
USBFS	U.S. Bancorp Fund Services, LLC
USBI or USBII	U.S. Bancorp Investments, Inc.

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